Filed Pursuant to Rule 497(e)

Registration No. 333-141093

GABELLI ESG FUND, INC. (the “Fund”)

Supplement dated December 27, 2019 to the Fund’s Summary Prospectus, Statutory Prospectus,

and Statement of Additional Information, all dated July 29, 2019

This supplement amends certain information in the Prospectus (the “Prospectus”), Statement of Additional Information (the “SAI”) and Summary Prospectus (the “Summary Prospectus”), each dated July 29, 2019, of the Fund. Unless otherwise indicated, all other information included in the Prospectus, SAI and Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Closing of Class AAA, Class A and Class C Shares

The Board of Directors (the “Board”) of the Fund has approved the closing of the Fund’s Class AAA, Class A and Class C Shares to new investors.

Effective January 27, 2020, (the “Effective Date”) the Fund’s respective Class AAA, Class A and Class C Shares will be “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A Shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Prospectus.

Additionally, on the Effective Date, Class I shares of the Fund are available to investors with a minimum initial investment amount of $1,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

Since the minimum initial investment amount for the Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Fund.

The Fund’s existing policies regarding conversions of Class AAA, Class A and Class C Shares, as described in the Prospectus, will remain in place. Shareholders owning Class AAA or Class A shares of the Fund should consider converting their holdings to Class I shares of the Fund given the change in eligibility requirements for investing in Class I shares. Shareholders owning Class C shares of the Fund should also consider converting their holdings to Class I shares if they otherwise meet the eligibility requirements described in the Prospectus to convert their Class C shares of the Fund to a different share class. Conversions of Class C shares of the Fund to Class A shares of the Fund will no longer be permitted; rather, Class C shares of the Fund that would otherwise be converted to Class A shares of the Fund pursuant to the policies described in the Prospectus will instead be converted to Class I shares. Shareholders who hold shares of the Fund through a broker or financial intermediary should contact their broker or financial intermediary regarding any conversion of shares.

Following the Effective Date, the exchange privilege described in the Prospectus under “Exchange of Shares” will remain in place and subject to the policies described therein. The principal effects of this will be:

●

Shareholders owning Class I shares of the Fund will only be able to exchange their shares for Class I shares of another fund managed by the Adviser or its affiliates if they meet the minimum investment requirements for Class I shares of that other fund;

●

Exchanges for Class AAA or Class A shares of the Fund will only be permitted for existing holders of Class AAA or Class A shares, as applicable, of the Fund into which such shareholder seeks to exchange; and

●	Class C shares of the Fund will no longer be available as an exchange option for holders of Class C shares of other funds managed by the Adviser or its affiliates.

Reinvestment of dividend and capital gain distributions will continue to be permitted for holders of the Fund’s Class AAA, Class A and Class C Shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE